March 11, 1998
                            DREYFUS PREMIER INSURED
                              MUNICIPAL BOND FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 1, 1997

        At a meeting held on March 3, 1998, the Board of Trustees of Dreyfus Premier Insured Municipal Bond Fund (the "Fund") approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Fund and Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), a fund with substantially similar investment objectives and management policies as the Fund, except that it is not required to invest primarily in insured Municipal Obligations. The Plan provides for the transfer of all the assets, subject to liabilities, of the Fund, in a tax-free exchange for the shares of the Acquiring Fund (the "Exchange"). The Fund will distribute to its shareholders the Acquiring Fund shares received in the Exchange in complete liquidation of the Fund. Each shareholder will receive for his or her Class A, Class B or Class C shares of the Fund a number of corresponding Class A, Class B or Class C Acquiring Fund shares equal to the value of such Fund shares as of the date of the Exchange. No sales load or contingent deferred sales charge will be imposed at the time of the Exchange.
        In accordance with the terms set forth herein, shareholders of the Fund who purchased Class A shares subject to a front end sales load on or after January 1, 1997 and who choose to redeem such shares rather than participate in the Exchange will be reimbursed upon redemption prior to the Exchange the sales load applicable to the Class A shares in accordance with the sales load schedule set forth on page 11 of the Fund's current prospectus dated December 1, 1997 (the "Sales Load Reimbursement"). Class A, Class B and Class C shares purchased subject to a contingent deferred sales charge ("CDSC") and held by shareholders of the Fund who choose to redeem such shares rather than participate in the Exchange will not be subject to any CDSC upon redemption prior to the

(CONTINUED ON REVERSE SIDE)

Exchange (the "CDSC Waiver"). The Sales Load Reimbursement/CDSC Waiver will be available to shareholders of the Fund who redeem their shares at any time during the period from April 1, 1998 to the consummation of the Exchange.
        A special meeting of Fund shareholders to consider the Exchange is scheduled to be held on Tuesday, June 2, 1998. A Prospectus/Proxy Statement with respect to the proposed Exchange will be mailed to Fund shareholders prior to the meeting. The Prospectus/Proxy Statement will include information about the Exchange and the Fund and Acquiring Fund.
        If you have any questions pertaining to the Exchange or the Sales Load Reimbursement/ CDSC Waiver, please contact your Service Agent.
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